                                                                      EXHIBIT 21

                           SUBSIDIARIES

                                                                        JURISDICTION OF
ENTITY NAME                                                              ORGANIZATION
-----------                                                              ------------
Advantage Care, Inc.                                                          KY
First Physician Care, Inc.                                                    DE
+  First Physician Care of Atlanta, Inc.                                      GA
+  First Physician Care of Palm Beach, Inc.                                   DE
+  First Physician Care of Riverbend, Inc.                                    DE
+  First Physician Care of South Florida, Inc.                                FL
+  First Physician Care of Tampa Bay, Inc.                                    FL
+  FPC of New York, Inc.                                                      DE
+  FPCNT, Inc.                                                                TX
+  Manhattan Physicians IPA1, Inc.                                            NY
+  MSO Manhatten, LLC                                                         NY
+  Precept Healthcare Group, Inc.                                             DE
HPMdirect, Inc.                                                               TN
IPA Management Associates, L.P.                                               TN
Morgan Health Group, Inc.                                                     GA
+  PeachCare Health Plan, Inc.                                                GA
NAMM- Texas Investments, L.P.                                                 TN
North American Medical Management, Inc.                                       TN
+  Managed Care Management Associates, Inc.                                   TX
+  North American Medical Management-Northern New Jersey, Inc.                TN
+  North American Medical Management, Incorporated                            CA
-     AB1 Management Ventures, L.P.                                           CA
-     AB2 Management Ventures, L.P.                                           CA
-     AB3 Management Ventures, L.P.                                           CA
-     Alameda PODS Management Ventures, L.P.                                  CA
-     CVMG PODS Ventures, L.P.                                                CA
-     DMO Medical Ventures, L.P.                                              CA
-     EMG PODS Management Ventures, L.P.                                      CA
-     EPMG Management Ventures, LP                                            CA
-     Muir Primary Care PODS Management Partners, L.P.                        TN
-     Northern California Medical Assn. Mgmt. Partners, L.P.                  TN
-     Pinole PODS Management Ventures, L.P.                                   CA
-     Physicians Medical Group Management Partners, L.P.                      TN

-     Regency Management Partners, L.P.                                       TN
-     Rossmoor PODS Management Partners, L.P.                                 TN
-     Sonoma county Primary Care Management Partners, L.P.                    TN
+  North American Medical Management-Alabama, Inc.                            TN
+  North American Medical Management-Arizona, Inc.                            TN
-     Nornet Management Partners, LP                                          TN
+  North American Medical Management-Kansas City, Inc.                        TN
-     Kansas City Physician Management, LLC                                   TN
+  North American Medical Management Kentucky, Inc.                           TN
+  North American Medical Management-Illinois, Inc.                           IL
+  North American Medical Management-Indiana, LLC                             TN
+  North American Medical Management-New Jersey, Inc.                         TN
-     Morris - Somerset Management, LLC                                       TN
-     Performance Health Network, LLC
-     PNSNJ Management Partners, L.P.                                         TN
+  North American Medical Management-New York, Inc.                           TN
+  North American Medical Management-New York City, Inc.                      TN
-      Management Company JV, LLC                                             NY
+  North American Medical Management - North Carolina, Inc.                   NC
+  North American Medical Management - Rhode Island, Inc.                     TN
-     ProMedica Management, LLC                                               DE
+  North American Medical Management-San Antonio, L.P.                        TN
+  North American Medical Management California, Inc.                         CA
+  North American Medical Management - South Carolina, Inc.                   TN
+  North American Medical Management-Tennessee, Inc.                          TN
-     IPA Management, LLC                                                     TN
-     Physician Network Management, LLC                                       TN

-     Tri County, LLC                                                         TN
-     Upper Cumberland, LLC                                                   TN
+ PhyCor of Northern Michigan Medical Management, Inc.                        TN
+ Physicians CareNet of Florida, Inc.                                         FL
PhyCor - Lafayette, LLC                                                       TN
PhyCor - Texas Gulf Coast, L.P.                                               TN
PhyCor-Texas Partnerships, Inc.                                               TN
PhyCor Management Corporation                                                 TN
+  PhyCor Management Corporation-Florida, Inc.                                TN
-     Central Florida IPA Management Investors, L.P.                          FL
-     Panhandle Physicians Management Partners, LP                            TN
+  PMC of Arizona, Inc.                                                       TN
+  PMC of Colorado, Inc.                                                      TN
+  PMC of Maryland, Inc.                                                      TN
+  PMC of Michigan, Inc.                                                      TN
PhyCor Medical Management Company of Colorado, LLC                            TN
PhyCor of Anne Arundel County, Inc.                                           TN
PhyCor of Birmingham, Inc.                                                    TN
PhyCor of Boulder, Inc.                                                       TN
PhyCor of Charlotte, LLC                                                      DE
PhyCor of Chickasha, Inc.                                                     TN
PhyCor of Coachella Valley, Inc.                                              TN
PhyCor of Columbia, Inc.                                                      TN
PhyCor of Conroe, L.P.                                                        TN
+  PhyCor Investments, Inc.                                                   TN
PhyCor of Corsicana, L.P.                                                     TN
PhyCor of Dallas, L.P.                                                        TN
PhyCor of Denver, Inc.                                                        TN
+  FHS, Inc.                                                                  CO
-     Front Range Medical Management, Inc.                                    CO
PhyCor of Evansville, LLC                                                     TN
PhyCor of Fort Smith, Inc.                                                    TN
PhyCor of Ft. Walton Beach, Inc.                                              TN
PhyCor of Greeley, Inc.                                                       TN
PhyCor of Harlingen, L.P.                                                     TN
PhyCor of Hattiesburg, Inc.                                                   TN
PhyCor of Huntington, Inc.                                                    TN
PhyCor of Indiana, LLC                                                        TN
PhyCor of Irving, L.P.                                                        TN

PhyCor of Jacksonville, Inc.                                                  TN
PhyCor of Kentucky, LLC                                                       TN
PhyCor of Kentucky HMO Management, LLC                                        TN
PhyCor of Kingsport, Inc.                                                     TN
PhyCor of Laconia, Inc.                                                       TN
PhyCor of Maui, Inc.                                                          TN
PhyCor of Mesa, Inc.                                                          TN
PhyCor of Minot, Inc.                                                         TN
PhyCor of Murfreesboro, Inc.                                                  TN
PhyCor of Nashville, Inc.                                                     TN
PhyCor of New Britain, Inc.                                                   TN
PhyCor of Northeast Arkansas, Inc.                                            TN
PhyCor of Northern California, Inc.                                           TN
PhyCor of Northern Michigan, Inc.                                             TN
PhyCor of Ogden, Inc.                                                         TN
PhyCor of Olean, Inc.                                                         TN
PhyCor of Phoenix, Inc.                                                       TN
PhyCor of Pensacola, Inc.                                                     TN
PhyCor of Pueblo, Inc.                                                        TN
PhyCor of Raleigh Durham, LLC                                                 TN
PhyCor of Richmond, Inc.                                                      TN
PhyCor of Roanoke, Inc.                                                       TN
PhyCor of Rockford, Inc.                                                      TN
PhyCor of Ruston, LLC                                                         DE
PhyCor of San Antonio, L.P.                                                   TN
+  PhyCor - QCN Investments, Inc.                                             TX
-     PhyCor - Texas Investments, LP                                          TX
-     Qualitycare Network, Ltd.                                               TX
+  PhyCor - S.A., Inc.                                                        TX
PhyCor of Sayre, Inc.                                                         TN
PhyCor of South Bend, LLC                                                     TN
PhyCor of St. Petersburg, Inc.                                                TN
PhyCor of Tidewater, Inc.                                                     TN
PhyCor of Toledo, Inc.                                                        TN
PhyCor of Vancouver, Inc.                                                     TN
PhyCor of Vero Beach, Inc.                                                    FL
PhyCor of West Houston, L.P.                                                  TN
PhyCor of Wharton, L.P.                                                       TN
PhyCor of Winter Haven, Inc.                                                  TN
PhyCor of Wichita Falls, L.P.                                                 TN
PhyCor of Wilmington, LLC                                                     DE
PhyCor/Lexington Real Estate, LLC                                             TN
PhySys, Inc.                                                                  TN
PNHC, Inc.                                                                    TN

PNHC II, Inc.                                                                 TN
PrimeCare International, Inc.                                                 DE
+  PrimeCare Medical Network, Inc.                                            CA
-     PrimeCare Medical Group of Corona, Inc.                                 CA
-     PrimeCare Medical Group of Moreno Valley, Inc.                          CA
-     PrimeCare Medical Group of Riverside, Inc.                              CA
-     PrimeCare Medical Group of Hemet Valley, Inc.                           CA
-     PrimeCare Medical Group of Inland Valley, Inc.                          CA
-     PrimeCare Medical Group of Redlands, Inc.                               CA
-     PrimeCare Medical Group of Sun City, Inc.                               CA
-     PrimeCare Medical Group of Temecula, Inc.                               CA
St. Petersburg Medical Clinic, Inc.                                           FL
The Member Corporation, Inc.                                                  TN
SynerPhy, Inc.                                                                TN
SynerPhy of Rome, Inc.                                                        TN
SynerPhy of Suffolk, Inc.                                                     TN


Legend

+   = Second-tier subsidiary
-   = Third-tier subsidiary